Charter Municipal Mortgage Acceptance Company
                              Fourth Quarter 2000
                          Supplemental Analyst Package

[Graphics Omitted]

[Graphics Omitted]


Charter Municipal Mortgage Acceptance Company
625 Madison Avenue
New York, NY  10022
Phone:  212-558-1765
Fax:  212-751-3550
Web Site:  www.chartermac.com
AMEX Symbol:  CHC

Investor Contacts:
Michael I. Wirth
Chief Financial Officer
212-588-2095

Brenda Abuaf
Director of Investor Relations
800-831-4826

Certain items in this document may constitute forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performances or achievements of CharterMac to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. Such forward-looking statements speak only as of the date of this document. CharterMac expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in CharterMac's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.



Fourth Quarter 2000
Supplemental Analyst Package


Table of Contents

At a Glance                                                                   3

Financial Highlights                                                          4

Consolidated Balance Sheets - Five Quarters ended December 31, 2000           5

Consolidated Statements of Income - Five Quarters
  ended December 31, 2000                                                     6

Cash Available for Distribution (CAD) Reconciliation                          7

Capitalization                                                                8

Revenue Bond Portfolio                                                        9

Revenue Bond Portfolio Statistical Analysis                                  12

Acquisition Activity                                                         14

Disposition Activity                                                         16

Construction and Rehabilitation Revenue Bond Performance                     17

Reporting Definitions                                                        19

-------------------------------------------------------
                  [Graphic Omitted]
CharterMac   provides   superior   total  returns  to
investors by  consistently  increasing Cash Available
for Distribution and dividends  (substantially all of
which are tax-exempt) and capital  appreciation  from
increased share price.
-------------------------------------------------------
                INVESTMENT PERFORMANCE
-------------------------------------------------------

    Closing Share Price                   $13.44

    Range for quarter            $12.50 - $13.87


    4th Quarter Dividend     $1.100 (annualized)

    Dividend Yield                          8.2%


    Tax Adjusted Dividend Yield            13.3%


    4Q00 CAD Payout Ratio                  76.6%

----------------------------------------------------------------
                        NATIONAL PRESENCE
----------------------------------------------------------------


        Current Portfolio               Geographic Distribution

      |                                  |
      |                                  |
      |                                  |
      |                                  |
      |                                  |         |
      |         |                        |         |
      |         |         |              |         |         |
      |         |         |              |         |         |
      |         |         |              |         |         |
      |         |         |              |         |         |
                                         |         |         |
    Stabi-  Construc-  Rehab             |         |         |
    lized     tion     Units
    Units     Units                    East     Central    West


-------------------------------------------------------
                PORTFOLIO COMPOSITION
                 (Based on Par Value)
-------------------------------------------------------

                  [Graphic Omitted]

                        80/20
                         39%

                       501(c)3
                          6%

                     Subordinate
                          2%

                      Tax Credit
                         53%


-------------------------------------------------------
                  [Graphic Omitted]
CharterMac is principally  engaged in the acquisition
and  ownership  of  tax-exempt   multifamily  housing
revenue  bonds and  other  investments  that  produce
primarily  tax-exempt  income issued by various state
or local governments, agencies or authorities.
-------------------------------------------------------
                 ACQUISITIONS VOLUME
                (Face Value; $million)
-------------------------------------------------------

                                  $276
                                 ------
                                 |    |
                       $196      |    |
                      ------     |    |
                      |    |     |    |
            $118      |    |     |    |
           ------     |    |     |    |
           |    |     |    |     |    |
           |    |     |    |     |    |
           |    |     |    |     |    |
           |    |     |    |     |    |
           |    |     |    |     |    |
       |-----------|----------|-----------|
            1998       1999       2000

-------------------------------------------------------
               FOURTH QUARTER FINANCIAL
                      HIGHLIGHTS
-------------------------------------------------------

         $0.36
           |                                 $18,066.85
           |                                     |
           |              $8,791.28              |
           |                  |                  |
           |                  |       $12,482.01 |
           |                  |           |      |
           |                  |           |      |
  $0.34    |       $4,323.91  |           |      |
    |      |           |      |           |      |
    |      |           |      |           |      |
    |      |           |      |           |      |
    |      |           |      |           |      |
    |      |           |      |           |      |

   1999   2000        1999   2000        1999   2000

  5.2% increase    103.3% increase     44.7% increase
 in CAD per share  in Net Income to     in Revenues
                     shareholders         (000's)
                       (000's)

-------------------------------------------------------
                   CAPITAL STRUCTURE
-------------------------------------------------------

   Total Market
     Capitalization                  893.9 million




   Common & CRA Shares
     Outstanding (diluted)            25.3 million

   Equity Market
     Capitalization                 $508.9 million

   Securitized Debt                 $385.0 million

   Series A Preferred                $90.0 million

   Series A-1 Preferred              $24.0 million

   Series B Preferred                $55.0 million

-------------------------------------------------------

CHARTER/MAC
MUNICIPAL MORTGAGE


                                                                                              Fourth Quarter 2000
                                                                                     Supplemental Analyst Package

                                            Financial Highlights
                                                (unaudited)

                                                              Quarters Ended December 31,
                                                         -------------------------------------
                                                               2000                1999
                                                         -----------------   -----------------
Operating Data
Revenues                                                    $  18,066,850       $  12,482,012
Net Income                                                      9,681,367           4,951,990
Net Income Available to Common and CRA Shareholders             8,791,284           4,323,905
CAD to Common and CRA Shareholders                              8,529,849           7,023,852
Per Share data:
  Net Income per Share                                             $ 0.37              $ 0.21
  CAD per Share                                                      0.36                0.34
  Dividends per Common and CRA Share                                0.275               0.270
Weighted Average diluted Common and CRA Shares                 23,768,251          20,580,975

Ratios
Interest Expense, Fees and Minority Interest Coverage                3.0x                2.7x
Fixed Charge Coverage                                                2.3x                2.1x
CAD Payout Ratio                                                    76.6%               79.1%

                                                                         Quarters Ended December 31,
                                                            -----------------------------------------------------
                                                            December 31,        September 30,          June 30,
                                                                2000               2000                 2000
                                                            -------------       -------------       -------------
Capitalization
Total Debt & Minority Interest                              $ 385,026,031       $ 330,698,630       $ 330,719,580
Preferred Equity                                              169,000,000         169,000,000          90,000,000
Market Equity                                                 339,875,276         311,796,059         253,433,763
                                                            -------------       -------------       -------------
  Total Capitalization                                      $ 893,901,307       $ 811,494,689       $ 674,153,343
                                                            =============       =============       =============

Total Debt to Total Assets                                          41.6%               39.4%               43.4%
Total Debt to Total Market Capitalization                           43.1%               40.8%               49.1%
Total Common and CRA Shares Outstanding                        25,288,339          22,528,617          22,528,617
Share Price at period-end                                          $13.44             $ 13.84             $ 12.31

See Reporting Definitions for additional guidance



                                                              Years Ended December 31,
                                                         ------------------------------------
                                                              2000                1999
                                                         ----------------   -----------------
Operating Data
Revenues                                                    $  59,090,561       $  40,437,190
Net Income                                                     30,091,056          23,181,818
Net Income Available to Common and CRA Shareholders            27,074,115          20,951,366
CAD to Common and CRA Shareholders                             28,202,569          24,551,561
Per Share data:
  Net Income per Share                                             $ 1.22              $ 1.02
  CAD per Share                                                      1.27                1.19
  Dividends per Common and CRA Share                                1.070               0.995
Weighted Average diluted Common and CRA Shares                 22,152,239          20,580,756

Ratios
Interest Expense, Fees and Minority Interest Coverage                2.8x                3.6x
Fixed Charge Coverage                                                2.2x                3.0x
CAD Payout Ratio                                                    84.0%               83.4%

                                                               Quarters Ended December 31,
                                                            ---------------------------------
                                                               March 31,           December 31,
                                                                 2000                1999
                                                            -------------       -------------

Capitalization
Total Debt & Minority Interest                              $ 257,769,616       $ 257,769,616
Preferred Equity                                               90,000,000          90,000,000
Market Equity                                                 249,564,231         241,826,456
                                                            -------------       -------------
  Total Capitalization                                      $ 597,333,847       $ 589,596,072
                                                            =============       =============

Total Debt to Total Assets                                          38.3%               38.3%
Total Debt to Total Market Capitalization                           43.2%               43.7%
Total Common and CRA Shares Outstanding                        20,582,617          20,580,975
Share Price at period-end                                         $ 12.13             $ 11.75

See Reporting Definitions for additional guidance


CHARTER/MAC
MUNICIPAL MORTGAGE

                                                                                              Fourth Quarter 2000
                                                                                     Supplemental Analyst Package

                                            Consolidated Balance Sheets
                                                   (unaudited)

                                                               December 31,       September 30,         June 30,
                                                                 2000               2000                  2000
                                                               ------------       ------------       ------------
       Assets
       Revenue bonds portfolio                                $ 845,405,056      $ 738,133,055      $ 654,418,000
       Cash, cash equivalents and temporary investments          36,116,481         63,596,521         75,449,076
       Promissory notes receivable                                9,909,933         10,180,079         10,030,231
       Other assets                                              33,804,395         27,208,207         22,332,033

                                                               ------------       ------------       ------------
       Total Assets                                            $925,235,865       $839,117,862       $762,229,340
                                                               ============       ============       ============


       Liabilities and Shareholders' Equity

       Liabilities
         Secured borrowings                                    $110,026,031       $ 80,698,630       $ 80,719,580
         Accounts payable and accrued expenses                    4,434,065          4,426,344          4,259,776
         Distributions payable to preferred shareholders          3,519,875          3,166,771          1,785,305
         Distributions payable to shareholders                    6,242,046          5,454,396          5,454,396

                                                               ------------       ------------       ------------
         Total Liabilities                                      124,222,017         93,746,141         92,219,057
                                                               ------------       ------------       ------------

         Minority interest in subsidiary                        275,000,000        250,000,000        250,000,000
                                                               ------------       ------------       ------------

         Preferred shares of subsidiary                         169,000,000        169,000,000         90,000,000
                                                               ------------       ------------       ------------

       Shareholders' Equity
         Beneficial owners' equity - Convertible CRA
          preferred shareholders                                 34,397,168         25,838,003         25,580,217
         Beneficial owner's equity - manager                        715,342            626,545            561,435
         Beneficial owners' equity - common shareholders        344,870,761        313,874,559        313,748,296
         Treasury shares                                           (103,359)          (103,359)          (103,359)
         Accumulated other comprehensive income                 (22,866,064)       (13,864,027)        (9,776,306)

                                                               ------------       ------------       ------------
         Total Shareholders' Equity                             357,013,848        326,371,721        330,010,283

                                                               ------------       ------------       ------------
         Total Liabilities and Shareholders' Equity            $925,235,865       $839,117,862       $762,229,340
                                                               ============       ============       ============





                                                                  March 31,        December 31,
                                                                    2000             2000
                                                                ------------       ------------
       Assets
         Revenue bonds portfolio                                $592,685,000       $587,892,000
         Cash, cash equivalents and temporary investments         50,114,665         55,222,712
         Promissory notes receivable                              10,084,061         10,148,060
         Other assets                                             20,285,207         20,528,452

                                                                ------------       ------------
         Total Assets                                           $673,168,933       $673,791,224
                                                                ============       ============


       Liabilities and Shareholders' Equity

       Liabilities
         Secured borrowings                                     $ 80,769,616       $ 80,769,616
         Accounts payable and accrued expenses                     3,719,913          3,524,517
         Distributions payable to preferred shareholders           1,490,625          1,490,625
         Distributions payable to shareholders                     5,454,394          5,453,971

                                                                ------------       ------------
         Total Liabilities                                        91,434,548         91,238,729
                                                                ------------       ------------

         Minority interest in subsidiary                         177,000,000        177,000,000
                                                                ------------       ------------

         Preferred shares of subsidiary                           90,000,000         90,000,000
                                                                ------------       ------------

       Shareholders' Equity
         Beneficial owners' equity - Convertible CRA
           preferred shareholders                                        -                  -
         Beneficial owner's equity - manager                         501,631            441,878
         Beneficial owners' equity - common shareholders         313,281,866        312,800,380
         Treasury shares                                            (103,359)          (103,359)
         Accumulated other comprehensive income                    1,054,247          2,413,596

                                                                ------------       ------------
         Total Shareholders' Equity                              314,734,385        315,552,495

                                                                ------------       ------------
         Total Liabilities and Shareholders' Equity             $673,168,933       $673,791,224
                                                                ============       ============

CHARTER/MAC
MUNICIPAL MORTGAGE





                                                                                                                Fourth Quarter 2000
                                                                                                       Supplemental Analyst Package

                                                  Consolidated Statements of Income
                                                             (unaudited)

                                              December 31,      September 30,       June 30,         March 31,          December 31,
                                                 2000              2000              2000              2000                 1999
                                              -----------       -----------        -----------       -----------        -----------

  Revenue
    Interest Income:
      Revenue bonds                          $ 17,420,561      $ 14,392,775       $ 12,554,464      $ 11,341,104       $ 11,800,568
      Temporary investments                       394,089           861,495            656,738           467,654            475,058
      Promissory notes                            252,200           266,637            240,633           242,211            206,386

                                              -----------       -----------        -----------       -----------        -----------
    Total Revenues                             18,066,850        15,520,907         13,451,835        12,050,969         12,482,012
                                              -----------       -----------        -----------       -----------        -----------

  Expenses
    Interest expense                            1,240,357           998,044          1,063,484           914,275            816,989
    Recurring fees related to the TOP             622,015           619,086            529,478           426,978            383,822
    Loan servicing and management fees            522,481           468,980            429,305           396,504            390,582
    General and administrative                    562,787           684,689            472,187           448,199            363,332
    Amortization                                  200,809           139,650            126,230           110,699            111,757
    Loss (Gain) on impairment of assets               -                 -                  -                 -            1,859,042
    Loss (Gain) on bond repayments               (645,151)              -                  -                 -              437,654

                                              -----------       -----------        -----------       -----------        -----------
    Total Expenses                              2,503,298         2,910,449          2,620,684         2,296,655          4,363,178
                                              -----------       -----------        -----------       -----------        -----------
    Income before minority interests           15,563,552        12,610,458         10,831,151         9,754,314          8,118,834
                                              -----------       -----------        -----------       -----------        -----------

    Income allocated to preferred
      shareholders                             (2,961,625)       (2,651,081)        (1,490,625)       (1,490,625)        (1,490,625)
    Minority interest in income of
      subsidiary                               (2,920,560)       (2,742,145)        (2,718,458)       (1,693,300)        (1,676,219)
                                              -----------       -----------        -----------       -----------        -----------

                                              -----------       -----------        -----------       -----------        -----------
    Net Income                                $ 9,681,367       $ 7,217,232        $ 6,622,068       $ 6,570,389        $ 4,951,990
                                              ===========       ===========        ===========       ===========        ===========

    Allocation of Net Income to:
      Distributions to Manager                $  (890,083)      $  (771,115)       $  (701,231)      $  (654,512)       $  (628,085)
                                              -----------       -----------        -----------       -----------        -----------
      Shareholders:
        Common shareholders                   $ 8,083,604       $ 5,889,308        $ 5,626,157       $ 5,915,877        $ 4,323,905
        CRA convertible preferred
          shareholders                            707,680           556,809            294,680               -                  -
                                              -----------       -----------        -----------       -----------        -----------
      Total for Shareholders                  $ 8,791,284       $ 6,446,117        $ 5,920,837       $ 5,915,877        $ 4,323,905
                                              ===========       ===========        ===========       ===========        ===========

                                              -----------       -----------        -----------       -----------        -----------
    Net income per common and CRA shares
      - basic                                      $ 0.37            $ 0.29             $ 0.27            $ 0.29             $ 0.21
                                              ===========       ===========        ===========       ===========        ===========

                                              -----------       -----------        -----------       -----------        -----------
    Net income per common and CRA shares
      - diluted                                    $ 0.37            $ 0.29             $ 0.27            $ 0.29             $ 0.21
                                              ===========       ===========        ===========       ===========        ===========


CHARTER/MAC
MUNICIPAL MORTGAGE


                                                                                                                Fourth Quarter 2000
                                                                                                       Supplemental Analyst Package


                                             Cash Available for Distribution
                                                       (unaudited)

                                                              Quarters Ended December 31,             Years Ended December 31,
                                                             -------------------------------       -------------------------------

                                                                 2000               1999               2000               1999
                                                             ------------       ------------       ------------       ------------
Sources of Cash
  Interest Income:
    Revenue bonds                                            $ 17,420,561       $ 11,800,567       $ 55,708,904       $ 38,444,530
    Temporary investments                                         394,089            475,308          2,379,976          1,289,669
    Promissory notes                                              252,200            206,385          1,001,681            702,991
    Net amortization (accretion) included in income                94,104            247,572            922,741            684,360

                                                             ------------       ------------       ------------       ------------
Total Sources of Cash                                        $ 18,160,954       $ 12,729,832       $ 60,013,302       $ 41,121,550
                                                             ------------       ------------       ------------       ------------

Uses of Cash
  Total expenses                                                3,148,448          3,925,524         10,976,236          8,175,586
  Loss (gain) on repayment of bonds                              (645,151)           437,654           (645,151)           463,147
  Minority interest in subsidiary                               2,920,560          1,676,219         10,074,464          5,602,264
  Income allocated to preferred shareholders                    2,961,625          1,490,625          8,593,956          3,014,375
Less:
  Amortization included in expenses                              (200,809)          (111,756)          (577,388)          (382,027)
  Loss on impairment of assets                                        -           (1,859,040)               -           (1,859,042)
  (Loss) gain on repayment of bonds                               645,151           (437,655)           645,151           (463,147)

                                                             ------------       ------------       ------------       ------------
Total Uses of Cash                                           $  8,829,824       $  5,121,571       $ 29,067,268       $ 14,551,156
                                                             ------------       ------------       ------------       ------------

Cash Available for Distribution (CAD)                        $  9,331,130       $  7,608,261       $ 30,946,034       $ 26,570,394

Less:  Distributions to Manager                                  (801,281)          (584,409)        (2,743,465)        (2,018,833)

                                                             ------------       ------------       ------------       ------------
CAD to Common and CRA shareholders                           $  8,529,849       $  7,023,852       $ 28,202,569       $ 24,551,561
                                                             ============       ============       ============       ============

Distributions to Common and CRA shareholders                    6,800,302          5,453,979         24,559,280         20,478,101
                                                             ============       ============       ============       ============

Weighted Average Common and CRA Shares - basic                 23,735,475         20,580,975         22,140,576         20,580,756
Weighted Average Common and CRA Shares - diluted               23,768,251         20,580,975         22,152,239         20,580,756

CAD per share - basic                                        $       0.36       $       0.34       $       1.27       $       1.19
                                                             ============       ============       ============       ============
CAD per share - diluted                                      $       0.36       $       0.34       $       1.27       $       1.19
                                                             ============       ============       ============       ============

CAD Payout Ratio                                                     76.6%              79.1%              84.0%              83.4%


See Reporting Definitions for additional guidance

CHARTER/MAC
MUNICIPAL MORTGAGE



                                                                                                         Fourth Quarter 2000
                                                                                                Supplemental Analyst Package

                                               Capitalization as of Quarter End
                                                         (unaudited)


----------------------------------------------------------------------------------------------------------------------------
Debt
----------------------------------------------------------------------------------------------------------------------------

                                                  Weighted                                               Percentage of
                                                Average Annual    Outstanding        Percentage of        Total Market
          Description               Program      Interest Rate      Balance            Total Debt       Capitalization
----------------------------------------------------------------------------------------------------------------------

Secured Borrowings                  PFloats         4.96%          $110,026,031             28.6%         12.3%
Minority Interest in Subsidiary     TOPs            5.40%           275,000,000             71.4%         30.8%
                                                    -----------------------------------------------------------
  Total / Weighted Average                          5.27%          $385,026,031            100.0%         43.1%
                                                    ===========================================================



----------------------------------------------------------------------------------------------------------------------------
Cumulative Preferred Stock
----------------------------------------------------------------------------------------------------------------------------

                                                                              Mandatory          Liquidation   Percentage of
                                 Issuance                     Mandatory       Repurchase         Preference    Total Market
          Description              Date       Dividend Rate  Tender Date         Date            (Total Par)   Capitalization
-----------------------------------------------------------------------------------------------------------------------------
Series A                         06/29/1999      6.625%       06/30/2009      06/30/1949      $  90,000,000      10.1%
Series A-1                       07/21/2000      7.100%       06/30/2009      06/30/1949         24,000,000      2.7%
Series B                         07/21/2000      7.600%       11/30/2010      11/30/1950         55,000,000      6.2%
                                                 -----                                        -----------------------
  Total / Weighted Average                       7.010%                                       $ 169,000,000      18.9%
                                                 =====                                        =======================


----------------------------------------------------------------------------------------------------------------------------
CRA Convertible Preferred Stock
----------------------------------------------------------------------------------------------------------------------------

                                 Issuance       Number of   Market Price at   Share Price of    Conversion      Conversion
          Description              Date           Shares       Issuance          Issuance         Price           Ratio
--------------------------------------------------------------------------------------------------------------------------

Initial Issuance                 05/10/2000       1,946,000     $11.88            $14.13          $15.33          92.17%
4Q 2000 Issuance                 12/14/2000         644,000     $13.00            $14.13          $14.60          96.78%

                                                  ---------                       ------
  Total / Weighted Average                        2,590,000                       $14.13
                                                  =========                       ======


----------------------------------------------------------------------------------------------------------------------------
Common and CRA Market Equity
----------------------------------------------------------------------------------------------------------------------------

                                                                             Percentage of    Percentage of
                                  Shares      Market Price                    Common and       Total Market
          Description           Outstanding     12/31/00      Market Value    CRA Shares      Capitalization
------------------------------------------------------------------------------------------------------------

CRA Convertible Preferred Stock    2,590,000     $13.44          34,809,600      10.2%           3.9%
Common Stock                      22,698,339     $13.44         305,065,676      89.8%           34.1%
                                  ----------                    --------------------------------------
  Total / Weighted Average        25,288,339                    339,875,276     100.0%           38.0%
                                  ==========                    ======================================



----------------------------------------------------------------------------------------------------------------------------
Total Market Capitalization
----------------------------------------------------------------------------------------------------------------------------
                                                Balance       % of Total
                                             -------------------------------
Equity (Common & Preferred)                   $ 508,875,276      56.9%
Debt                                            385,026,031      43.1%
                                              ------------------------
  Total Market Capitalization                 $ 893,901,307     100.0%
                                              ========================



----------------------------------------------------------------------------------------------------------------------------
Dividend Yield
----------------------------------------------------------------------------------------------------------------------------

                                                              Yield on
                                                            12/31/00 Market   % Tax-Exempt    Assumed Tax    Tax-Adjusted
                                for Quarter    Annualized       Price            Income          Rate            Yield
----------------------------------------------------------------------------------------------------------------------------
4Q 2000 Dividend                   $0.275        $1.100          8.2%            96.2%           39.6%           13.3%


CHARTER/MAC
MUNICIPAL MORTGAGE


                                                                                                                 Fourth Quarter 2000
                                                                                                        Supplemental Analyst Package

                                                        Portfolio Attributes
                                                            (unaudited)

                                                        Last
                                                       Year of
                                                         Con-    Partici-             Month/                 Optional
                                                      struction/  pating               Year                   Redemp-      Maturity
      Property            Location      State   Units  Rehab(1)    Bond   Bond Type  Acquired  Call Date(2)  tion Date(3)  Date
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt First Mortgage Bonds
Stabilized Portfolio
--------------------
Bristol Village           Bloomington     MN      290     1989     No      80/20       Jul-87     Jan-10     Jan-05       Dec-27
Carrington Point          Los Banos       CA       80     1999     No      LIHTC       Sep-98     Oct-17     Oct-10       Sep-40
Cedar Creek               McKinney        TX      250     1988     No      80/20       Dec-86     Oct-10     Oct-03       Oct-20
Cedar Pointe              Nashville       TN      210     1989     Yes     80/20       Apr-87     Nov-06     Mar-04       Apr-17
Cedarbrook                Hanford         CA       70     1999     No      LIHTC       Apr-98     May-17     Jun-10       May-40
Clarendon Hills           Hayward         CA      285     1989     Yes     80/20       Dec-86     Dec-03     Jul-88       Dec-03
College Park              Naples          FL      210     2000     No      LIHTC       Jul-98     Jul-25     Jul-10       Jul-40
Country Lake              W. Palm Beach   FL      192     1985     No      80/20       Nov-99     Jun-00     Sep-04       Jun-00
Crowne Pointe             Olympia         WA      160     1986     Yes     80/20       Dec-86     6 mo.      Sep-11       Aug-29
Cypress Run               Tampa           FL      408     1988     Yes     80/20       Aug-86     Dec-29     Dec-04       Dec-29
Greenway Manor            St. Louis       MO      312     1987     Yes     80/20       Oct-86     6 mo.      Oct-96       Sep-06
Highland Ridge            St. Paul        MN      228     1989     Yes     80/20       Dec-86     Jun-10     Jun-03       Jun-18
Highpointe                Harrisburg      PA      240     1991     Yes     80/20       Jul-86     6 mo.      Jun-96       Jun-06
Highpointe                Harrisburg      PA        *     *        No      80/20       Nov-00     Jun-06         -        Jun-06
Jubilee Courtyards        Florida City    FL       98     1999     No      LIHTC       Sep-98     Oct-25     Oct-10       Sep-40
Lake Park                 Turlock         CA      104     2000     No      LIHTC       Jun-99     Oct-15     Oct-16       Sep-35
Lakepoint                 Atlanta         GA      360     1989     No      80/20       Nov-87     Jul-05     Jul-05       Jun-17
Lakes Edge at Walden      Miami           FL      400     1986     No      80/20       Jun-99     Jun-13     Jun-19       May-35
Lakes, The                Kansas City     MO      400     1989     Yes     80/20       Dec-86     Dec-06         -        Dec-06
Lexington Square          Clovis          CA      130     2000     No      LIHTC       Aug-98     Sep-17     Sep-10       Aug-40
Lexington Trails          Houston         TX      200     1997     No      501(c)3     Nov-00     May-07     May-06       May-22
Loveridge                 Pittsburg       CA      148     1987     Yes     80/20       Nov-86     6 mo.      Nov-96       Nov-06
Mansions, The             Independence    MO      550     1987     No      80/20       May-86     Jan-11     Jan-06       Apr-25
Newport Village           Tacoma          WA      402     1987     Yes     80/20       Feb-87     6 mo.      Sep-06       Aug-29
North Glen                Atlanta         GA      284     1987     Yes     80/20       Sep-86     Jul-05     Jul-05       Jun-17
Orchard Hills             Tacoma          WA      176     1987     Yes     80/20       Dec-86     6 mo.      Sep-11       Aug-29
Orchard Mill              Atlanta         GA      238     1990     Yes     80/20       May-89     Jul-05     Jul-05       Jun-17
Pelican Cove              St. Louis       MO      402     1989     No      80/20       Feb-87     Oct-10     Oct-03       Oct-20
Phoenix                   Stockton        CA      186     2000     No      LIHTC       Apr-98     Nov-16     Nov-10       Oct-29
Reflections               Casselberry     FL      336     1995     Yes     80/20       Nov-00     Dec-05     Dec-04       Dec-25
River Run                 Miami           FL      164     1987     Yes     80/20       Aug-87     6 mo.      Aug-97       Aug-07
Rolling Ridge             Chino Hills     CA      110     1996     Yes     80/20       Nov-00     Aug-06     Aug-05       Aug-26
Shannon Lake              Atlanta         GA      294     1988     Yes     80/20       Jun-87     Jul-05     Jul-05       Jun-17
Silvercrest               Clovis          CA      100     1999     No      LIHTC       Sep-98     Oct-17     Oct-10       Sep-40
Stonecreek                Clovis          CA      120     2000     No      LIHTC       Apr-98     May-17     May-10       Apr-40
Sunset Creek              Lancaster       CA      148     1989     No      80/20       Mar-88     Dec-09     Mar-98       Dec-19
Sunset Downs              Lancaster       CA      264     1987     No      80/20       Feb-87     Dec-09     Feb-97       Dec-19
Sunset Terrace            Lancaster       CA      184     1987     No      80/20       Feb-87     Dec-09     Feb-97       Dec-19
Sunset Village            Lancaster       CA      204     1989     No      80/20       Mar-88     Dec-09     Mar-98       Dec-19
Sycamore Woods            Antioch         CA      186     2000     No      LIHTC       May-99     May-17     May-17       May-36
Thomas Lake               Eagan           MN      216     1988     No      80/20       Sep-86     Jan-10     Jan-05       Dec-27
Williams Run              Dallas          TX      252     1986     No      501(c)3     Dec-00     Jan-11     Jan-14       Nov-40
Willow Creek              Ames            IA      138     1988     Yes     80/20       Feb-87     Jul-08     Jul-08       Jun-22
                                                --------------                                    ------------------------------
  Stabilized Properties -
    Subtotal\Weighted Average                   9,729     1990                                    Jan-11     Sep-04       Jun-22
                                                --------------                                    ------------------------------

Construction Bond Portfolio (8)
-------------------------------

Armstrong Farm            Jeffersonville  IN      168      -       No      LIHTC       Oct-00     Oct-17     Oct-17      Oct-40
Bay Colony                League City     TX      248      -       No      LIHTC       Aug-00     Aug-17     Jul-17      Aug-42
Chandler Creek            Round Rock      TX      216      -       No      501(c)3     Oct-00     Dec-17     Dec-17      Nov-42
Chapel Ridge at
  Claremore               Claremore       OK      104      -       No      LIHTC       Oct-00     Oct-17     Oct-17      Oct-42
Chapel Ridge at
  Little Rock             Little Rock     AR      128      -       No      LIHTC       Aug-99     Aug-15     Aug-16      Aug-39
Chapel Ridge at
  Texarkana               Texarkana       AR      144     2000     No      LIHTC       Sep-99     Oct-16     Oct-16      Sep-41
Columbia at Bells
  Ferry                   Cherokee Co.    GA      272      -       No      LIHTC       Apr-00     Apr-17     Apr-17      Apr-42




                                                         Letter                    Effective                      Unaudited
                                        Fair Value(4)      of    Stated    Future   Date of   Dec 2000  Dec 2000    Year
                           Bond Par    at December 31,   Credit Interest  Interest  Future     Rental  Unit Rental  2000
      Property              Amount           2000         Put(5) Rate(6)   Rate(7)  Rate(7)    Occup.     Rates     DSCR    Entity**
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt First Mortgage Bonds
Stabilized Portfolio
--------------------
Bristol Village            17,000,000     16,973,000        -      7.500%     -       -         93.7%  400-2,398    1.63x    Owner
Carrington Point            3,375,000      2,864,000        -      6.375%     -       -         98.7%  448-565      1.38x    Owner
Cedar Creek                 8,100,000      8,011,000        -      7.430%     -       -         93.5%  250-940      1.40x    Owner
Cedar Pointe                9,500,000      8,852,000        -      7.000%     -       -         95.7%  540-860      1.13x    Orig
Cedarbrook                  2,840,000      2,691,000        -      7.125%     -       -        100.0%  418-517      1.17x    Owner
Clarendon Hills            17,600,000     12,933,000        -      5.520%     -       -         99.7%  619-1,700    1.45x    Orig
College Park               10,100,000      9,748,000        -      7.250%     -       -         89.8%  451-780      N/A      Owner
Country Lake                6,255,000      6,255,000        -      6.000%     -       -         96.3%  647-995      1.41x    Owner
Crowne Pointe               5,075,000      4,898,000        -      7.250%     -       -         97.4%  485-845      1.46x    Owner
Cypress Run                15,402,428     13,156,000        -      5.500%     -       -         89.0%  485-855      1.18x    Orig
Greenway Manor             12,850,000     14,540,000        -      8.500%     -       -         99.7%  535-625      1.28x    Orig
Highland Ridge             15,000,000     14,477,000        -      7.250%     -       -         94.7%  850-1,460    1.28x    Owner
Highpointe                  8,900,000      5,591,000        -      8.500%     -       -         96.2%  450-830      1.00x    Issuer
Highpointe                  3,250,000      3,927,000        -      9.000%     -       -          *        *           *      Holding
Jubilee Courtyards          4,150,000      3,867,000        -      7.125%     -       -         96.9%  525-710      0.77x    Owner
Lake Park                   3,638,000      3,511,000        -      7.250%     -       -         98.0%  452-634      1.35x    Equity
Lakepoint                  15,100,000     12,061,000        -      6.000%     -       -         98.3%  462-895      1.26x    Orig
Lakes Edge at Walden       14,850,000     13,640,000        -      6.900%     -       -         97.5%  618-944      1.73x    Equity
Lakes, The                 13,650,000     10,636,000        -      4.870%     -       -         92.4%  495-700      1.65x    Orig
Lexington Square            3,850,000      3,267,000        -      6.375%     -       -         96.9%  393-471      1.50x    Orig
Lexington Trails            4,900,000      5,921,000        -      9.000%     -       -         88.9%  435-700      1.63x    Holding
Loveridge                   8,550,000      5,691,000        -      8.000%     -       -         95.6%  650-1,300    1.97x    Orig
Mansions, The              19,450,000     19,124,000        -      7.250%     -       -         93.0%  410-1,350    1.61x    Owner
Newport Village            13,000,000     12,546,000        -      7.250%     -       -         95.1%  376-690      1.41x    Owner
North Glen                 12,400,000     12,380,000        -      7.500%     -       -         95.1%  575-1,010    1.23x    Owner
Orchard Hills               5,650,000      5,453,000        -      7.250%     -       -         99.4%  475-815      1.38x    Owner
Orchard Mill               10,500,000     10,483,000        -      7.500%     -       -         92.4%  459-900      1.21x    Owner
Pelican Cove               18,000,000     17,372,000        -      7.250%     -       -         99.0%  390-725      1.28x    Owner
Phoenix                     3,250,000      3,055,000        -      7.125%     -       -         99.5%  395-721      1.87x    Owner
Reflections                10,700,000     12,929,000        -      9.000%     -       -         88.9%  280-780      1.11x    Holding
River Run                   7,200,000      7,668,000        -      8.000%     -       -         98.8%  351-1,034    1.32x    Owner
Rolling Ridge               4,925,000      5,951,000        -      9.000%     -       -         96.3%  830-1,005    1.77x    Holding
Shannon Lake               12,000,000     11,182,000        -      7.000%     -       -         94.3%  463-855      1.32x    Orig
Silvercrest                 2,275,000      2,158,000        -      7.125%     -       -        100.0%  300-393      1.60x    Owner
Stonecreek                  8,820,000      8,350,000        -      7.125%     -       -        100.0%  654-993      1.19x    Owner
Sunset Creek                8,275,000      6,129,000        -      5.477%     -       -         98.6%  460-869      1.43x    Equity
Sunset Downs               15,000,000     10,965,000        -      5.477%     -       -         96.6%  535-810      1.32x    Orig
Sunset Terrace             10,350,000      7,566,000        -      5.477%     -       -         95.6%  530-815      1.34x    Orig
Sunset Village             11,375,000      8,434,000        -      5.477%     -       -         94.5%  520-840      1.38x    Equity
Sycamore Woods              9,415,000      8,616,000        -      6.875%     -       -         97.8%  575-1,003    1.11x    Equity
Thomas Lake                12,975,000     12,954,000        -      7.500%     -       -         95.3%  830-1,300    1.67x    Owner
Williams Run               12,650,000     12,650,000        -      7.650%     -       -         92.1%  554-751      N/A      Equity
Willow Creek                6,100,000      5,887,000        -      7.250%     -       -        100.0%  565-810      1.10x    Owner
                          --------------------------               ------                      ------               -----
  Stabilized Properties-
    Subtotal\Weighted
    Average               418,245,428    385,362,000               6.965%                       95.4%               1.38x
                          --------------------------               ------                       -----               -----

Construction Bond
 Portfolio(8)
-----------------

Armstrong Farm              8,246,000      8,246,000     Yes       7.500%     -       -          -         -         -      Equity
Bay Colony                 10,100,000     10,084,000     Yes       7.500%     -       -          -         -         -      Equity
Chandler Creek             15,850,000     15,850,000     Yes       8.500%   7.600% Nov-02        -         -         -      Equity
Chapel Ridge at
  Claremore                 4,100,000      4,100,000     Yes       7.500%     -       -          -         -         -      Equity
Chapel Ridge at
  Little Rock               5,600,000      5,311,000     Yes       7.125%     -       -          -         -         -      Owner
Chapel Ridge at
  Texarkana                 5,800,000      5,694,000     Expired   7.375%     -       -         72.7%  320-685       -      Owner
Columbia at Bells
  Ferry                    13,000,000     12,806,000     Yes       7.400%     -       -          -         -         -      Owner


CHARTER/MAC
MUNICIPAL MORTGAGE


                                                                                                                 Fourth Quarter 2000
                                                                                                        Supplemental Analyst Package

                                                        Portfolio Attributes
                                                            (unaudited)

                                                        Last
                                                       Year of
                                                         Con-    Partici-             Month/                 Optional
                                                      struction/  pating               Year                   Redemp-     Maturity
      Property            Location      State   Units  Rehab(1)    Bond   Bond Type  Acquired  Call Date(2)  tion Date(3)   Date
------------------------------------------------------------------------------------------------------------------------------------
Construction Bond
 Portfolio(8)
-----------------
Douglas Pointe            Miami           FL      176       -      No      LIHTC       Sep-99     Oct-26     Oct-16       Sep-41
Falcon Creek              Indianapolis    IN      131     2000     No      LIHTC       Sep-98     Sep-16     Sep-10       Aug-38
Grace Townhomes           Ennis           TX      112       -      No      LIHTC       May-00     Jun-17     Jun-17       Jun-42
Grandview Forest          Durham          NC       92       -      No      LIHTC       Dec-00     Feb-18     Feb-18       Jan-43
Greenbridge at Buckingham Richardson      TX      242       -      No      501(c)3     Nov-00     Mar-17     Mar-17       Nov-40
Hidden Grove              Miami           FL      222       -      No      LIHTC       Sep-00     Oct-17     Oct-17       Oct-42
Lake Jackson              Lake Jackson    TX      160     2000     No      LIHTC       Dec-98     Jan-18     Jan-11       Jan-41
Lakemoor                  Durham          NC      160       -      No      LIHTC       Dec-99     Jan-17     Jan-17       Dec-41
Lenox  Park               Gainesville     GA      292     2000     No      LIHTC       Jul-99     Aug-21     Aug-16       Jul-41
Lewis Place               Gainesville     FL      112     2000     No      LIHTC       Jun-99     Jun-16     Jun-16       Jun-41
Madalyn Landing           Palm Bay        FL      304     2000     No      LIHTC       Nov-98     Dec-17     Nov-01       Nov-40
Mountain Ranch            Austin          TX      196       -      No      LIHTC       Dec-98     Jan-18     Jan-01       Jan-41
Newark Commons            New Castle      DE      220       -      No      LIHTC       May-00     May-18     Nov-17       May-43
Oaks at Hampton           Dallas          TX      250       -      No      LIHTC       Apr-00     Mar-27     Mar-17       Mar-40
Parks at Westmoreland     DeSoto          TX      250       -      No      LIHTC       Jul-00     Jul-17     Jul-17       Jul-40
Princess Anne House       Virginia Beach  VA      186       -      No      LIHTC       Apr-00     Apr-25     Apr-16       Apr-42
Red Hill Villas           Round Rock      TX      168       -      No      LIHTC       Dec-00     Dec-17     Dec-17       Dec-40
Running Brook             Miami           FL      186       -      No      LIHTC       Sep-00     Jan-27     Jan-18       Dec-42
San Marcos                San Marcos      TX      156       -      No      LIHTC       May-00     Mar-17     Mar-17       Mar-42
Southwest Trails          Austin          TX      160       -      No      LIHTC       Aug-00     Jun-17     Jun-17       Jun-42
Summer Lake               Davie           FL      108       -      No      LIHTC       Mar-00     Apr-27     Apr-27       Mar-42
Tallwood                  Virginia Beach  VA      120     2000     No      LIHTC       Sep-99     Nov-17     Oct-16       Oct-41
Woods Edge                Charlottesville VA       97       -      No      LIHTC       Nov-00     Nov-17     Nov-17       Nov-40
                                                -----                                             ------------------------------
Construction - Subtotal/
  Weighted Average                              5,380                                             Feb-19     Oct-15       Sep-41
                                                -----                                             ------------------------------

Rehabilitation Bond Portfolio (9)
---------------------------------

Autumn Ridge              San Marcos      CA      192       -      No      LIHTC       Aug-00     Aug-17     Aug-17     Jul-37
Barnaby Manor             Washington      DC      124       -      No      LIHTC       Nov-99     May-17     May-17     May-32
Casa Ramon                Orange County   CA       75     1976     No      LIHTC       Jul-00     Oct-15     Oct-16     Sep-35
Del Monte Pines           Fresno          CA      366     2000     No      LIHTC       May-99     May-17     May-17     May-36
Fort Chaplin              Washington      DC      549       -      No      LIHTC       Dec-99     Jan-17     Jan-16     Jan-36
Forest Hills              Garner          NC      136     2000     No      LIHTC       Dec-98     Jun-16     Jul-04     Jun-34
Franciscan Riviera        Antioch         CA      129       -      No      LIHTC       Aug-99     Apr-16     Apr-16     Aug-36
Garfield Park             Washington      DC       94     2000     No      LIHTC       Aug-99     Aug-17     Aug-17     Aug-31
Greenbriar                Concord         CA      199       -      No      LIHTC       May-99     May-17     May-17     May-36
Gulfstream                Dania           FL       96     2000     No      LIHTC       Jul-98     Apr-16     Apr-10     Jul-38
Hamilton Gardens          Hamilton        NJ      174       -      No      LIHTC       Mar-99     Mar-17     Mar-10     Mar-35
King's Village            Pasadena        CA      313       -      No      LIHTC       Jul-00     Dec-16     Dec-16     Dec-36
Marsh Landing             Portsmouth      VA      250       -      No      LIHTC       May-98     Jul-17     Jul-10     Jul-30
Millpond Village          East Windsor    CT      360       -      No      LIHTC       Dec-00       -           -       Dec-31
Northpointe Village       Fresno          CA      406     2000     No      LIHTC       Aug-98     Sep-17     Sep-10     Aug-40
Ocean Air                 Norfolk         VA      434       -      No      LIHTC       Apr-98     Jan-16     Jan-11     Nov-30
Park Sequoia              San Jose        CA       81       -      No      LIHTC       Oct-00     Mar-17     Mar-17     Mar-37
South Congress            Austin          TX      172       -      No      LIHTC       May-00     Sep-16     Oct-16     Sep-36
Standiford                Modesto         CA      250       -      No      LIHTC       Sep-99     Apr-16     Apr-16     Aug-36
Village Green             Merced          CA        *       *      No      LIHTC       Aug-00       *           *       Aug-14
Village Green             Merced          CA      128       -      No      LIHTC       Aug-00     Jan-17     Jan-17     Jan-37
Walnut Creek              Austin          TX        *       *      No      LIHTC       May-00       *           *       May-14
Walnut Creek              Austin          TX       98       -      No      LIHTC       May-00     Sep-16     Oct-16     Sep-36
Walnut Park Plaza         Philadelphia    PA      224     2000     No      LIHTC       Apr-00     Apr-10     Apr-40     May-30
                                               ------                                             ------------------------------
  Rehab Bonds - Subtotal/
    Weighted Average                            4,850                                             Oct-16     Sep-15     Jun-35
                                               ------                                             ------------------------------
    Subtotal- Tax-Exempt
      First Mortgage Bonds                     19,959                                             Dec-14     Jun-10     Feb-31
                                               ------                                             ------------------------------





                                                         Letter                    Effective                      Unaudited
                                        Fair Value(4)      of    Stated    Future   Date of   Dec 2000  Dec 2000    Year
                           Bond Par    at December 31,   Credit Interest  Interest  Future     Rental  Unit Rental  2000
      Property              Amount          2000         Put(5)  Rate(6)   Rate(7)  Rate(7)    Occup.     Rates     DSCR    Entity**
------------------------------------------------------------------------------------------------------------------------------------
Construction Bond
 Portfolio(8)
-----------------
Douglas Pointe              7,100,000      6,616,000    Yes        7.000%    -       -          59.1%  504-604       -       Equity
Falcon Creek                6,144,600      5,930,000    Expired    7.250%    -       -          97.0%  425-800       -       Owner
Grace Townhomes             5,225,600      5,217,000    Yes        7.500%    -       -            -       -          -       Equity
Grandview Forest            5,483,907      5,484,000    Yes        8.500%  7.500%  Jan-03         -       -          -       Equity
Greenbridge at Buckingham  19,735,000     19,735,000    Yes        7.400%    -       -            -       -          -       Equity
Hidden Grove                8,600,000      8,472,000    Yes        7.400%    -       -            -       -          -       Equity
Lake Jackson               10,934,000     10,189,000    Expired    7.000%    -       -          85.9%  550-1,095     -       Equity
Lakemoor                    9,000,000      8,686,000    Yes        7.250%    -       -            -         -        -       Equity
Lenox  Park                13,000,000     11,768,000    Expired    6.800%    -       -          47.2%  431-620       -       Equity
Lewis Place                 4,000,000      3,594,000    Expired    6.750%  7.000%  May-01       89.2%  529-642       -       Equity
Madalyn Landing            14,000,000     13,046,000    No         7.000%    -       -          67.6%  425-599       -       Owner
Mountain Ranch              9,128,000      8,658,000    Yes        7.125%    -       -          99.5%  586-814       -       Equity
Newark Commons             14,300,000     13,896,000    Yes        7.300%    -       -            -       -          -       Equity
Oaks at Hampton             9,535,000      9,139,000    No         7.200%    -       -            -       -          -       Equity
Parks at Westmoreland       9,535,000      9,139,000    Yes        8.500%  7.500%  Oct-01         -       -          -       Equity
Princess Anne House         7,500,000      7,488,000    Yes        7.500%    -       -            -       -          -       Equity
Red Hill Villas             9,900,000      9,900,000    No         8.400%  7.400%  Dec-02         -       -          -       Equity
Running Brook               8,495,000      8,368,000    Yes        7.400%    -       -            -       -          -       Equity
San Marcos                  7,231,000      7,099,000    Yes        7.375%    -       -            -       -          -       Orig
Southwest Trails            6,500,000      6,360,000    Yes        7.350%    -       -            -       -          -       Equity
Summer Lake                 5,600,000      5,516,000    Yes        7.400%    -       -            -       -          -       Orig
Tallwood                    6,205,000      5,988,000    No         7.250%    -       -          96.7%  597-680       -       Equity
Woods Edge                  4,850,000      4,850,000    No         7.800%  7.500%  Nov-02         -       -          -       Equity
                          -----------    -----------               -----                        ----                ---
Construction - Subtotal/
Weighted Average          264,698,107    257,229,000               7.456%                       75.1%               NAP
                          -----------    -----------               -----                        ----                ---


Rehabilitation Bond Porfolio (9)
--------------------------------

Autumn Ridge                9,304,230      9,475,000    No         8.000%  7.650%  Jul-01       95.6%  569-930       -       Owner
Barnaby Manor               4,500,000      4,418,000    Yes        7.375%    -       -          82.5%  850-975       -       Equity
Casa Ramon                  4,744,000      4,736,000    -          7.500%    -       -         100.0%  52-1086       -       Owner
Del Monte Pines            11,000,000      9,957,000    Expired    6.800%    -       -          94.8%  388-544       -       Equity
Fort Chaplin               25,800,000     23,698,000    No         6.900%    -       -          98.4%  419-1,032     -       Equity
Forest Hills                5,930,000      5,580,000    Expired    7.125%    -       -          91.9%  550-650       -       Equity
Franciscan Riviera          6,587,500      6,248,000    No         7.125%    -       -         100.0%  500-872       -       Equity
Garfield Park               3,260,000      3,146,000    Expired    7.250%    -       -         100.0%  585-946       -       Equity
Greenbriar                  9,585,000      8,772,000    No         6.875%    -       -          98.0%  750-1,100     -       Equity
Gulfstream                  3,500,000      3,371,000    Expired    7.250%    -       -          89.5%  502-633       -       Owner
Hamilton Gardens            6,400,000      6,054,000    No         7.125%    -       -          98.3%  625-730       -       Equity
King's Village             17,650,000     17,622,000    No         8.500%  7.500%  Oct-01       80.2%  456-855       -       Owner
Marsh Landing               6,050,000      5,834,000    No         7.250%    -       -          72.7%  300-475       -       Owner
Millpond Village           14,300,000     14,300,000    No         8.550%  7.550%  Nov-01       62.5%  477-1,020     -       Equity
Northpointe Village        13,250,000     13,229,000    No         7.500%    -       -          93.5%  388-583       -       Owner
Ocean Air                  10,000,000      9,651,000    Yes        7.250%    -       -          78.3%  590-690       -       Owner
Park Sequoia                6,740,000      6,740,000    No         8.500%  7.500%  Aug-01       78.2%  799-1,350     -       Owner
South Congress              6,300,000      6,290,000    No         7.500%    -       -          65.1%  303-504       -       Owner
Standiford                  9,520,000      9,029,000    No         7.125%    -       -          97.1%  395-650       -       Equity
Village Green                 503,528        503,000    No         8.500%  7.500%  Jun-01       47.7%  380-485       -       Owner
Village Green               3,078,000      3,073,000    No         8.500%  7.500%  Jun-01          *      *          -       Owner
Walnut Creek                  360,000        349,000    No         7.500%    -       -          76.5%  338-556       -       Owner
Walnut Creek                3,240,000      3,235,000    No         7.500%    -       -             *      *          -       Owner
Walnut Park Plaza           5,500,000      5,491,000    No         7.500%    -       -          83.9%  597-650       -       Owner
                          --------------------------               -----                        ----                ---

  Rehab Bonds - Subtotal/
   Weighted Average       187,102,258    180,801,000               7.508%                       87.2%               NAP
                          --------------------------               -----                        ----                ---

                          --------------------------               -----
    Subtotal- Tax-Exempt
     First Mortgage Bonds 870,045,793    823,392,000               7.231%
                          --------------------------               -----


CHARTER/MAC
MUNICIPAL MORTGAGE


                                                                                                                 Fourth Quarter 2000
                                                                                                        Supplemental Analyst Package

                                                        Portfolio Attributes
                                                             (unaudited)

                                                        Last
                                                       Year of
                                                         Con-    Partici-             Month/                 Optional
                                                      struction/  pating               Year                   Redemp-    Maturity
      Property            Location      State   Units  Rehab(1)    Bond   Bond Type  Acquired  Call Date(2) tion Date(3)   Date
------------------------------------------------------------------------------------------------------------------------------------
Taxable First Mortgage Bonds

Owned by the Company (not including its consolidated subsidiaries)
------------------------------------------------------------------

Chandler Creek            Round Rock      TX      *      *         No      501(c)3     Oct-00                           Dec-42
Greenbriar                Concord         CA      *      *         No      LIHTC       May-99                           May-36
Greenbridge at Buckingham Richardson      TX      *      *         No      501(c)3     Nov-00                           Feb-07
Lake Park                 Turlock Park    CA      *      *         No      LIHTC       Jun-99                           Sep-35
Lakes Edge at Walden      Miami           FL      *      *         No      80/20       Jun-99                           Aug-10
Oaks at Hampton           Dallas          TX      *      *         No      LIHTC       Apr-00                           May-10
Parks at Westmoreland     DeSoto          TX      *      *         No      LIHTC       Jul-00                           Nov-09
Princess Anne House       Virginia Beach  VA      *      *         No      LIHTC       Apr-00                           Jan-06
Red Hill Villas           Round Rock      TX      *      *         No      LIHTC       Dec-00                           Jul-01
Williams Run              Dallas          TX      *      *         No      501(c)3     Dec-00                           Jul-04
                                               ------                                                                   ------
  Taxable Bonds - Subtotal/
    Weighted Average                              -                                                                     Mar-21
                                               ------                                                                   ------
    Total First Mortgage Bonds                 19,959                                                                   Jan-31
                                               ------                                                                   ------

Other Tax-Exempt Subordinate Bonds

Owned by CharterMac Equity Issuer Trust
---------------------------------------

  Museum Tower            Philadelphia    PA      286              No      Subordinate Nov-00     Sep-10     Sep-10     Dec-26
  Park at Landmark        Alexandria      VA      396              No      Subordinate Sep-00     Jul-05     Jul-05     Dec-29
                                               ------                                             ----------------------------
    Subordinate Bonds-Subtotal/
      Weighted Average                            682                                             Jul-07     Jul-07     Oct-28
                                               ------                                             ----------------------------
    Total Revenue Bonds                        20,641                                             Oct-14     May-10     Jan-31
                                               ======                                             ============================




                                                         Letter                    Effective                      Unaudited
                                        Fair Value(4)      of    Stated    Future   Date of   Dec 2000  Dec 2000    Year
                           Bond Par    at December 31,   Credit Interest  Interest  Future     Rental  Unit Rental  2000
      Property              Amount           2000         Put(5) Rate(6)   Rate(7)  Rate(7)    Occup.     Rates     DSCR    Entity**
------------------------------------------------------------------------------------------------------------------------------------

Taxable First Mortgage Bonds

Owned by the Company (not including its consolidated subsidiaries)
------------------------------------------------------------------

Chandler Creek                350,000        350,000    Yes         9.750%  9.250%  Nov-02          *        *          *    Issuer
Greenbriar                  2,015,000      2,015,000    No          9.000%                          *        *          *    Issuer
Greenbridge at Buckingham     350,000        350,000    Yes        10.000%                          *        *          *    Issuer
Lake Park                     375,000        375,000    -           9.000%                          *        *          *    Issuer
Lakes Edge at Walden        1,400,000      1,711,111    -          11.000%                          *        *          *    Issuer
Oaks at Hampton               525,000        525,000    No          9.000%                          *        *          *    Issuer
Parks at Westmoreland         455,000        455,000    Yes         9.000%                          *        *          *    Issuer
Princess Anne House           125,000        131,945    Yes         9.500%                          *        *          *    Issuer
Red Hill Villas               400,000        400,000    No          9.500%                          *        *          *    Issuer
Williams Run                  200,000        200,000    -           9.250%                          *        *          *    Issuer
                          -----------    -----------                -----
Taxable Bonds-Subtotal /
 Weighted Average           6,195,000      6,513,056                9.601%
                          -----------    -----------                -----
Total First Mortgage
 Bonds                    876,240,793    829,905,056                7.248%
                          -----------    -----------                -----

Other Tax-Exempt Subordinate Bonds

Owned by CharterMac Equity Issuer Trust
---------------------------------------

  Museum Tower              6,000,000      6,000,000                8.250%                        NAP       NAP       NAP    Equity
  Park at Landmark          9,500,000      9,500,000                8.750%                        NAP       NAP       NAP    Equity
                          --------------------------                -----
  Subordinate Bonds-
    Subtotal/Weighted
    Average                15,500,000     15,500,000                8.556%
                          --------------------------                -----
      Total Revenue Bonds 891,740,793    845,405,056                7.271%
                          ==========================                =====



Notes:
For further information regarding the bond portfolio and other specifics regarding each bond, please refer to the CharterMac 10-K and 10-Q filings.
* Not applicable to avoid duplication with another related bond.
** Entity identification:
     "Equity" - CharterMac Equity Issuer Trust
     "Holding" - CharterMac Holding Trust
     "Issuer" - Charter Municipal Mortgage Acceptance Company
     "Orig" - CharterMac Origination Trust
     "Owner" - CharterMac Owner Trust and its sub-Series Trusts
N/A - Not Available at this time
NAP - Not Applicable

1 Represents the latest year of fully complete construction or rehabilitation. 2 The call date is a call date to the borrower at which point the Company can call the bond due and payable. For those properties past the call date, six months notice must be given by the Company to call the bond due and payable. If no call date is specified, the maturity date is assumed.
3  The earliest  date at which the borrower may prepay the  underlying  mortgage securing the Revenue Bonds without penalty.
4  The Revenue Bonds are deemed to be  available-for-sale  debt  securities and, accordingly, are carried at their estimated fair values.
5  The  Underlying  Property is under  construction  or  undergoing  substantial rehabilitation. Such Revenue Bonds are additionally secured by a letter of credit issued by an "A" rated or better financial institution. In the event it is not completed in a timely manner, the Company may "put" the Revenue Bond to the construction lender at par. "Expired" letters of credit indicate that the construction or rehab phase is complete and that the property is in the lease-up stage to stabilization.
6  The stated  interest rate  represents the coupon rate of the Revenue Bond, at
     December 31, 2000.
7  Represents a future interest rate,  generally after the property is no longer in construction or rehabilitation. In some cases the future rate is date specific and in other cases it is defined as upon completion of construction or rehabilitation (post construction period or "Post CP").
8  Properties  in the  construction  portfolio  include  properties  still under construction, as well as those recently completed and in the process of lease up to stabilization. Occupancy and rental ranges are presented if the property is in lease-up and/or if units or buildings come on line during phased construction.
9  Generally,  properties in the rehab portfolio do not have 100% of their units down during the rehab process. Rehab is generally performed in phases and thus current occupancy and rental ranges are presented for rehab properties, as applicable.

CHARTER/MAC
MUNICIPAL MORTGAGE



                                                                                                                 Fourth Quarter 2000
                                                                                                        Supplemental Analyst Package

                                                        Portfolio Composition
                                                             (unaudited)


                                      Units           Face Amount of Bond       Fair Value at December 31, 2000
                               -------------------   -------------------------  -------------------------------
                                                                                                                     Minimum
                      Number                                                                                          Stated
                     of Bonds   Number   % of Total  $ Amount        % of Total  $ Amount      % of Total         Interest Rate
                     --------   -------------------  --------------------------  ------------------------         -------------
By Region:
  East                   42      9,104        44.1%   363,706,335        40.8%   347,203,056        41.1%           7.31%
  Central                36      6,341        30.7%   296,419,200        33.2%   291,350,000        34.5%           7.46%
  West                   31      5,196        25.2%   231,615,258        26.0%   206,852,000        24.5%           6.96%
                        ---     ------------------    -----------------------    -----------------------            ----
     Total              109     20,641       100.0%   891,740,793       100.0%   845,405,056       100.0%           7.27%
                        ===     ==================    =======================    =======================            ====


By State:
  Arkansas                2        272         1.3%    11,400,000         1.3%    11,005,000         1.3%           7.25%
  California             28      4,458        21.6%   207,890,258        23.3%   183,955,000        21.8%           6.93%
  Connecticut             1        360         1.7%    14,300,000         1.6%    14,300,000         1.7%           8.55%
  Delaware                1        220         1.1%    14,300,000         1.6%    13,896,000         1.6%           7.30%
  Florida                15      3,012        14.6%   121,352,428        13.6%   117,957,111        14.0%           7.13%
  Georgia                 6      1,740         8.4%    76,000,000         8.5%    70,680,000         8.4%           6.99%
  Indiana                 2        299         1.4%    14,390,600         1.6%    14,176,000         1.7%           7.39%
  Iowa                    1        138         0.7%     6,100,000         0.7%     5,887,000         0.7%           7.25%
  Minnesota               3        734         3.6%    44,975,000         5.0%    44,404,000         5.3%           7.42%
  Missouri                4      1,664         8.1%    63,950,000         7.2%    61,672,000         7.3%           6.99%
  New Jersey              1        174         0.8%     6,400,000         0.7%     6,054,000         0.7%           7.13%
  North Carolina          3        388         1.9%    20,413,907         2.3%    19,750,000         2.3%           7.55%
  Oklahoma                1        104         0.5%     4,100,000         0.5%     4,100,000         0.5%           7.50%
  Pennsylvania            4        750         3.6%    23,650,000         2.7%    21,009,000         2.5%           8.27%
  Tennessee               1        210         1.0%     9,500,000         1.1%     8,852,000         1.0%           7.00%
  Texas                  23      3,130        15.2%   151,503,600        17.0%   150,106,000        17.8%           7.71%
  Virginia                7      1,483         7.2%    44,230,000         5.0%    43,442,945         5.1%           7.68%
  Washington              3        738         3.6%    23,725,000         2.7%    22,897,000         2.7%           7.25%
  Washington, DC          3        767         3.7%    33,560,000         3.8%    31,262,000         3.7%           7.00%
                        ---     ------------------    -----------------------    -----------------------            ----
     Total              109     20,641       100.0%   891,740,793       100.0%   845,405,056       100.0%           7.27%
                        ===     ==================    =======================    =======================            ====


By Bond Type:
  LIHTC                  68     11,056        53.6%   471,823,365        52.9%   454,473,945        53.8%           7.41%
  501(c)3                 7        910         4.4%    54,035,000         6.1%    55,056,000         6.5%           7.97%
  80/20                  32      7,993        38.7%   350,382,428        39.3%   320,375,111        37.9%           6.92%
  Subordinate             2        682         3.3%    15,500,000         1.7%    15,500,000         1.8%           8.56%
                        ---     ------------------    -----------------------    -----------------------            ----
     Total              109     20,641       100.0%   891,740,793       100.0%   845,405,056       100.0%           7.27%
                        ===     ==================    =======================    =======================            ====


By Property Status:
  Stabilized             48     10,411        50.4%   435,720,428        48.9%   403,148,111        47.7%           7.04%
  Construction           36      5,380        26.1%   266,903,107        29.9%   259,440,945        30.7%           7.47%
  Rehab                  25      4,850        23.5%   189,117,258        21.2%   182,816,000        21.6%           7.52%
                        ---     ------------------    -----------------------    -----------------------            ----
     Total              109     20,641       100.0%   891,740,793       100.0%   845,405,056       100.0%           7.27%
                        ===     ==================    =======================    =======================            ====


Construction Risk Mitigated with Letters of Credit:
  Letter of Credit in
    Place                24      3,602        67.0%   181,609,507        68.0%   178,417,945        68.8%           7.57%

  LoC expired,
    construction/rehab
    complete              5        839        15.6%    39,878,600        14.9%    37,175,000        14.3%           7.00%

  Does/did not have
    Letter of Credit      7        939        17.5%    45,415,000        17.0%    43,848,000        16.9%           7.51%
                        ---     ------------------    -----------------------    -----------------------            ----
  Total Construction
    Bonds                36      5,380       100.0%   266,903,107       100.0%   259,440,945       100.0%           7.47%
                        ===     ==================    =======================    =======================            ====





                              --------------------------------------      ------------------------
                                Pertinent Weighted Average Dates          Annualized Base Interest
                              --------------------------------------      ------------------------
                                            Optional                                                   Occupancy         DSCR on
                                           Redemption       Maturity                                 on Stabilized       Stabilized
                              Call Date        Date           Date         $ Amount     % of Total    Properties         Properties
                              ---------    ----------       --------       -----------------------   -------------       ----------
By Region:
  East                           Aug-15        Jul-11        Jun-31        26,252,233        40.9%         94.2%           1.26x
  Central                        May-14        Oct-10        Sep-31        22,127,510        34.4%         94.7%           1.47x
  West                           Jan-14        Feb-08        Apr-29        15,864,087        24.7%         97.4%           1.42x
                              ---------    ----------       --------       -----------------------   -------------       ----------
    Total                        Oct-14        May-10        Dec-30        64,243,830       100.0%         95.4%           1.38x
                              =========    ==========       ========       =======================   =============       ==========

By State:
  Arkansas                       Mar-16        Sep-16        Sep-40           826,750         1.3%         N/A               N/A
  California                     Jan-14        Dec-07        Apr-29        14,144,025        22.0%         97.7%           1.42x
  Connecticut                    N/A           N/A           Dec-31         1,222,650         1.9%         N/A               N/A
  Delaware                       May-18        Nov-17        May-43         1,043,900         1.6%         N/A               N/A
  Florida                        Jun-19        Sep-10        May-33         8,648,201        13.5%         93.0%           1.32x
  Georgia                        Apr-10        May-09        Oct-25         5,309,500         8.3%         95.3%           1.26x
  Indiana                        Apr-17        Sep-14        Nov-39         1,063,934         1.7%         N/A               N/A
  Iowa                           Jul-08        Jul-08        Jun-22           442,250         0.7%        100.0%           1.10x
  Minnesota                      Mar-10        Jun-04        Oct-24         3,335,625         5.2%         94.5%           1.52x
  Missouri                       Nov-09        Oct-02        May-16         4,472,130         7.0%         95.6%           1.46x
  New Jersey                     Mar-17        Mar-10        Mar-35           456,000         0.7%         N/A               N/A
  North Carolina                 Feb-17        Aug-13        Jan-40         1,541,145         2.4%         N/A               N/A
  Oklahoma                       Oct-17        Oct-17        Oct-42           307,500         0.5%         N/A               N/A
  Pennsylvania                   Aug-09        Jun-12        Mar-17         1,620,000         2.5%         96.2%           1.00x
  Tennessee                      Nov-06        Mar-04        Apr-17           665,000         1.0%         95.7%           1.13x
  Texas                          Dec-16        Jul-14        Dec-38        11,679,321        18.2%         91.7%           1.49x
  Virginia                       Jan-16        Mar-12        Feb-35         3,397,413         5.3%         N/A               N/A
  Washington                     N/A           Dec-08        Aug-29         1,720,063         2.7%         96.6%           1.41x
  Washington, DC                 Feb-17        May-16        Feb-35         2,348,425         3.7%         N/A               N/A
                              ---------    ----------       --------       -----------------------   -------------       ----------
    Total                        Oct-14        May-10        Dec-30        64,243,830       100.0%         95.4%           1.38x
                              =========    ==========       ========       =======================   =============       ==========

By Bond Type:
  LIHTC                          May-18        Mar-15        Oct-38        34,953,842        54.4%         97.2%           1.26x
  501(c)3                        Jan-15        Aug-15        Jun-39         4,303,990         6.7%         90.7%           1.63x
  80/20                          Jul-09        Feb-03        May-19        23,659,748        36.8%         95.3%           1.39x
  Subordinate                    Jul-07        Jul-07        Oct-28         1,326,250         2.1%         N/A               N/A
                              ---------    ----------       --------       -----------------------   -------------       ----------
    Total                        Oct-14        May-10        Dec-30        64,243,830       100.0%         95.4%           1.38x
                              =========    ==========       ========       =======================   =============       ==========

By Property Status:
  Stabilized                     Nov-10        Oct-04        Aug-22        30,070,972        46.8%         95.4%           1.38x
  Construction                   Feb-19        Oct-15        Jun-41        19,943,449        31.0%         N/A               N/A
  Rehab                          Oct-16        Sep-15        Jun-35        14,229,409        22.1%         N/A               N/A
                              ---------    ----------       --------       -----------------------   -------------       ----------
    Total                        Oct-14        May-10        Dec-30        64,243,830       100.0%        95.4%           1.38x
                              =========    ==========       ========       =======================   =============       ==========

Construction Risk Mitigated with Letters of Credit:
  Letter of Credit in Place      Dec-18        Nov-16        Nov-41        13,739,303        68.9%         N/A               N/A
  LoC expired, construction/
   rehab complete                Aug-18        Feb-14        Dec-40         2,792,614        14.0%         N/A               N/A
  Does/did not have Letter of
   Credit                        Dec-19        Jul-12        Mar-40         3,411,533        17.1%         N/A               N/A
                              ---------    ----------       --------       -----------------------   -------------       ----------
    Total Construction Bonds     Feb-19        Sep-15        Jun-41        19,943,449       100.0%         N/A               N/A
                              =========    ==========       ========       =======================   =============       ==========


CHARTER/MAC
MUNICIPAL MORTGAGE


                                                                                                                 Fourth Quarter 2000
                                                                                                        Supplemental Analyst Package

                                                        Portfolio Composition
                                                              (unaudited)

                                           -------------------  -----------------------  -------------------------
                                                                                             Fair Value at
                                                  Units          Face Amount of Bond       December 31, 2000
                                           -------------------  -----------------------  -------------------------
                                                                                                                       Minimum
                                 Number                                                                                Stated
                                of Bonds   Number   % of Total  $ Amount    % of Total   $ Amount       % of Total     Interest Rate
                                --------   -------------------  -----------------------  -------------------------     -------------

By Participating Features:
  Participating                      18     4,533        22.0%  189,002,428       21.2%   175,253,000        20.7%             7.13%
  Non-Participating                  91    16,108        78.0%  702,738,365       78.8%   670,152,056        79.3%             7.31%
                                --------   -------------------  -----------------------  -------------------------     -------------
    Total                           109    20,641       100.0%  891,740,793      100.0%   845,405,056       100.0%             7.27%
                                ========   ===================  =======================  =========================     =============

By Year-Acquired:
  Pre-1998                           26     6,955        33.7%  309,002,428       34.7%   275,962,000        32.6%             6.80%
  1998                               17     3,107        15.1%  117,596,600       13.2%   111,488,000        13.2%             7.13%
  1999                               22     3,899        18.9%  165,305,500       18.5%   155,102,111        18.3%             7.03%
  2000                               44     6,680        32.4%  299,836,265       33.6%   302,852,945        35.8%             7.95%
                                --------   -------------------  -----------------------  -------------------------     -------------
    Total                           109    20,641       100.0%  891,740,793      100.0%   845,405,056       100.0%             7.27%
                                ========   ===================  =======================  =========================     =============

By Entity:
  Charter Municipal Mortgage
   Acceptance                        11       240         1.2%   15,095,000        1.7%    12,104,056         1.4%             8.95%
  CharterMac Holding Trust            4       646         3.1%   23,775,000        2.7%    28,728,000         3.4%             9.00%
  CharterMac Equity Issuer Trust     41     8,494        41.2%  379,908,007       42.6%   361,509,000        42.8%             7.34%
  CharterMac Origination Trust       13     3,259        15.8%  146,683,428       16.4%   123,464,000        14.6%             6.31%
  CharterMac Owner Trust             40     8,002        38.8%  326,279,358       36.6%   319,600,000        37.8%             7.42%
                                --------   -------------------  -----------------------  -------------------------     -------------
    Total                           109    20,641       100.0%  891,740,793      100.0%   845,405,056       100.0%             7.27%
                                ========   ===================  =======================  =========================     =============




                              -------------------------------------      ------------------------
                                Pertinent Weighted Average Dates         Annualized Base Interest
                              -------------------------------------      ------------------------

                                            Optional                                                  Occupancy         DSCR on
                                           Redemption      Maturity                                  on Stabilized      Stabilized
                              Call Date       Date           Date        $ Amount      % of Total     Properties        Properties
                              ---------    ----------      --------      ------------------------    -------------     -----------
By Participating Features:
  Participating                  Apr-09       Mar-02        Oct-16        12,877,721        20.0%           94.9%           1.34x
  Non-Participating              Nov-15       Jul-12        Oct-34        51,366,109        80.0%           95.8%           1.43x
                              ---------    ----------      --------      ------------------------    -------------     -----------
    Total                        Oct-14       May-10        Dec-30        64,243,830      100.00%           95.4%           1.38x
                              =========    ==========      ========      ========================    =============     ===========

By Year-Acquired:
  Pre-1998                         N/A        Mar-02        Oct-18        20,407,048        31.8%           95.5%           1.38x
  1998                             N/A        Jul-08        Jul-38         8,387,834        13.1%           96.9%           1.30x
  1999                             N/A        Mar-16        Dec-35        11,619,252        18.1%           97.4%           1.46x
  2000                           Jun-00       Jun-16        Nov-37        23,829,697        37.1%           90.7%           1.39x
                              ---------    ----------      --------      ------------------------    -------------     -----------
    Total                        Oct-14       May-10        Dec-30        64,243,830      100.00%           95.4%           1.38x
                              =========    ==========      ========      ========================    =============     ===========

By Entity:
  Charter Municipal Mortgage
   Acceptance                      N/A        Jun-96        Jul-12         1,014,800         1.6%           96.2%           1.00x
  CharterMac Holding Trust       Jun-06       May-05        Sep-22         2,139,750         3.3%           90.2%           1.39x
  CharterMac Equity Issuer Trust Mar-17       Oct-14        Dec-37        27,884,370        43.4%           96.2%           1.44x
  CharterMac Origination Trust   Jun-11       Oct-01        Oct-17         8,995,616        14.0%           95.4%           1.38x
  CharterMac Owner Trust         Dec-13       Aug-09        Apr-30        24,209,294        37.7%           95.8%           1.39x
                              ---------    ----------      --------      ------------------------    -------------     -----------
    Total                        Oct-14       May-10        Dec-30        64,243,830       100.0%           95.4%           1.38x
                              =========    ==========      ========      ========================    =============     ===========

CHARTER/MAC
MUNICIPAL MORTGAGE

                                                                                                                 Fourth Quarter 2000
                                                                                                        Supplemental Analyst Package

                                             Year-to-Date December 31, 2000 Acquisitions
                                                             (unaudited)

                                                                                                                        Minimum
                                                                                           Month /          Face        Stated
                                                                                            Year          Amount of    Interest
                                            Location              Units     Bond Type     Acquired          Bond         Rate
                                    --------------------------------------------------------------------------------------------

Acquisitions:
  Stabilized Bonds:
  Casa Ramon                        Orange County. CA                 75      LIHTC        Jul-00         4,744,000      7.50%
  Park at Landmark                  Alexandria. VA                   396   Subordinate     Sep-00         9,500,000      8.75%
  Highpointe(1)                     Harrisburg. PA                     *      80/20        Nov-00         3,250,000      9.00%
  Lexington Trails(1)               Houston. TX                      200     501(c)3       Nov-00         4,900,000      9.00%
  Reflections(1)                    Casselberry. FL                  336      80/20        Nov-00        10,700,000      9.00%
  Rolling Ridge(1)                  Chino Hills. CA                  110      80/20        Nov-00         4,925,000      9.00%
  Museum Tower                      Philadelphia. PA                 286   Subordinate     Nov-00         6,000,000      8.25%
  Williams Run                      Dallas. TX                         *     501(c)3       Dec-00           200,000      9.25%
  Williams Run                      Dallas. TX                       252      LIHTC        Dec-00        12,650,000      7.65%
                                                                 --------                              -------------------------
    Total Stabilized Bonds                                         1,655                                 56,869,000      8.45%
                                                                 ========                              =========================

  Construction:
  Summer Lake                       Davie. FL                        108      LIHTC        Mar-00         5,600,000      7.40%
  Oaks at Hampton                   Dallas. TX                         *      LIHTC        Apr-00           525,000      9.00%
  Princess Anne House               Virginia Beach. VA                 *      LIHTC        Apr-00           125,000      9.50%
  Princess Anne House               Virginia Beach. VA               186      LIHTC        Apr-00         7,500,000      7.50%
  Columbia at Bells Ferry           Cherokee Co.. GA                 272      LIHTC        Apr-00        13,000,000      7.40%
  Oaks at Hampton                   Dallas. TX                       250      LIHTC        Apr-00         9,535,000      7.20%
  Newark Commons                    New Castle. DE                   220      LIHTC        May-00        14,300,000      7.30%
  Grace Townhomes                   Ennis. TX                        112      LIHTC        May-00         5,225,600      7.50%
  San Marcos                        San Marcos. TX                   156      LIHTC        May-00         7,231,000      7.38%
  Parks at Westmoreland             DeSoto. TX                         *      LIHTC        Jul-00           455,000      9.00%
  Parks at Westmoreland             DeSoto. TX                       250      LIHTC        Jul-00         9,535,000      8.50%
  Bay Colony                        League City. TX                  248      LIHTC        Aug-00        10,100,000      7.50%
  Southwest Trails                  Austin. TX                       160      LIHTC        Aug-00         6,500,000      7.35%
  Hidden Grove                      Miami. FL                        222      LIHTC        Sep-00         8,600,000      7.40%
  Running Brook                     Miami. FL                        186      LIHTC        Sep-00         8,495,000      7.40%
  Chandler Creek                    Round Rock. TX                     *     501(c)3       Oct-00           350,000      9.75%
  Armstrong Farm                    Jeffersonville. IN               168      LIHTC        Oct-00         8,246,000      7.50%
  Chapel Ridge at Claremore         Claremore. OK                    104      LIHTC        Oct-00         4,100,000      7.50%
  Chandler Creek                    Round Rock. TX                   216      LIHTC        Oct-00        15,850,000      8.50%
  Greenbridge at Buckingham         Richardson. TX                     *     501(c)3       Nov-00           350,000     10.00%
  Greenbridge at Buckingham         Richardson. TX                   242     501(c)3       Nov-00        19,735,000      7.40%
  Woods Edge                        Charlottesville. VA               97      LIHTC        Nov-00         4,850,000      7.80%
  Red Hill Villas                   Round Rock. TX                     *      LIHTC        Dec-00           400,000      9.50%
  Red Hill Villas                   Round Rock. TX                   168      LIHTC        Dec-00         9,900,000      8.40%
  Grandview Forest                  Durham. NC                        92      LIHTC        Dec-00         5,483,907      8.50%
                                                                 --------                              -------------------------
    Total Construction Bonds                                       3,457                                175,991,507      7.68%
                                                                 ========                              =========================

CHARTER/MAC
MUNICIPAL MORTGAGE

                                                                                                                 Fourth Quarter 2000
                                                                                                        Supplemental Analyst Package

                                             Year-to-Date December 31, 2000 Acquisitions
                                                             (unaudited)

                                                                                                                        Minimum
                                                                                           Month /          Face        Stated
                                                                                            Year          Amount of    Interest
                                            Location              Units     Bond Type     Acquired          Bond         Rate
                                    --------------------------------------------------------------------------------------------
  Rehabilitation:
  Walnut Park Plaza                 Philadelphia. PA                 224      LIHTC        Apr-00         5,500,000      7.50%
  South Congress                    Austin. TX                       172      LIHTC        May-00         6,300,000      7.50%
  Walnut Creek                      Austin. TX                         *      LIHTC        May-00           360,000      7.50%
  Walnut Creek                      Austin. TX                        98      LIHTC        May-00         3,240,000      7.50%
  King's Village                    Pasadena. CA                     313      LIHTC        Jul-00        17,650,000      8.50%
  Autumn Ridge                      San Marcos. CA                   192      LIHTC        Aug-00         9,304,230      8.00%
  Village Green                     Merced. CA                         *      LIHTC        Aug-00           503,528      8.50%
  Village Green                     Merced. CA                       128      LIHTC        Aug-00         3,078,000      8.50%
  Park Sequoia                      San Jose. CA                      81      LIHTC        Oct-00         6,740,000      8.50%
  Millpond Village                  East Windsor. CT                 360      LIHTC        Dec-00        14,300,000      8.55%
                                                                 --------                              -------------------------
    Total Rehabilitation Bonds                                     1,568                                 66,975,758      8.21%
                                                                 ========                              =========================
                                                                 --------                              -------------------------
    Total 2000 Acquisitions                                        6,680                                299,836,265      7.95%
                                                                 ========                              =========================


1  Acquired from the ATEBT merger.

CHARTER/MAC
MUNICIPAL MORTGAGE

                                                                                                                 Fourth Quarter 2000
                                                                                                        Supplemental Analyst Package

                                              Year-to-Date December 31, 2000 Repayments
                                                             (unaudited)

                                                                          Minimum
                                                                           Stated
                                                              Month /     Interest  Face Amount  Net Book        Net     Net Gain
                      Units      Location       Bond Type  Year Acquired    Rate       of Bond      Value     Proceeds     (Loss)
                      --------------------------------------------------------------------------------------------------------------

Repayments:
  Stabilized:
    Bay Club            160  Mt. Pleasant, SC     80/20       Sep-86       8.25%     6,400,000   6,438,942    6,400,000   (38,942)
    East Ridge          200  Mt. Pleasant, SC     80/20       May-86       8.25%     8,700,000   8,437,747    8,700,000   262,253
    Martin's Creek      200  Summerville, SC      80/20       May-86       8.25%     7,300,000   6,842,946    7,300,000   457,054
                      ------                                              ----------------------------------------------------------
      Total
      Stabilized Bonds   560                                                8.25%    22,400,000  21,719,635   22,400,000   680,365
                      ======                                              ==========================================================

  Construction:
    None
                      ------                                              ----------------------------------------------------------
      Total
      Construction
      Bonds              -                                                   -             -           -            -         -
                      ======                                              ==========================================================

  Rehabilitation:
    None
                      ------                                              ----------------------------------------------------------
      Total
      Rehabilitation
      Bonds              -                                                   -             -           -            -         -
                      ======                                              ==========================================================


CHARTER/MAC
MUNICIPAL MORTGAGE


                                                                                          Fourth Quarter 2000
                                                                                 Supplemental Analyst Package

                                  Construction and Rehabilitation Bond Status
                                                  (unaudited)
                                                                                                   Minimum
                                                                             Month/       Face      Stated
                                                                              Year      Amount of  Interest
                                     Units       Location        Bond Type  Acquired      Bond       Rate
-------------------------------------------------------------------------------------------------------------

Construction (includes tax-exempt and taxable construction bonds):
Armstrong Farm                          168  Jeffersonville, IN    LIHTC     Oct-00     8,246,000   7.500%
Bay Colony                              248  League City, TX       LIHTC     Aug-00    10,100,000   7.500%
Chandler Creek                          216  Round Rock, TX       501(c)3    Oct-00    15,850,000   8.500%
Chandler Creek                            *  Round Rock, TX       501(c)3    Oct-00       350,000   9.750%
Chapel Ridge at Claremore               104  Claremore, OK         LIHTC     Oct-00     4,100,000   7.500%
Chapel Ridge at Little Rock             128  Little Rock, AR       LIHTC     Aug-99     5,600,000   7.125%
Chapel Ridge at Texarkana               144  Texarkana, AR         LIHTC     Sep-99     5,800,000   7.375%
Columbia at Bells Ferry                 272  Cherokee Co., GA      LIHTC     Apr-00    13,000,000   7.400%
Douglas Pointe                          176  Miami, FL             LIHTC     Sep-99     7,100,000   7.000%
Falcon Creek                            131  Indianapolis, IN      LIHTC     Sep-98     6,144,600   7.250%
Forest Hills                            136  Garner, NC            LIHTC     Dec-98     5,930,000   7.125%
Grace Townhomes                         112  Ennis, TX             LIHTC     May-00     5,225,600   7.500%
Grandview Forest                         92  Durham, NC            LIHTC     Dec-00     5,483,907   8.500%
Greenbridge at Buckingham               242  Richardson, TX       501(c)3    Nov-00    19,735,000   7.400%
Greenbridge at Buckingham                 *  Richardson, TX       501(c)3    Nov-00       350,000   10.000%
Hidden Grove                            222  Miami, FL             LIHTC     Sep-00     8,600,000   7.400%
Lake Jackson                            160  Lake Jackson, FL      LIHTC     Dec-98    10,934,000   7.000%
Lakemoor                                160  Durham, NC            LIHTC     Dec-99     9,000,000   7.250%
Lenox  Park                             292  Gainesville, GA       LIHTC     Jul-99    13,000,000   6.800%




                                        Estimated     Estimated   Letter
                                        Completion   Stabilized  of Credit  % Occ.
                                           Date       Operations    Put
                                        -------------------------------------------

Construction (includes tax-exempt and taxable construction bonds):
Armstrong Farm                          10/14/2001   04/01/2002     Yes       -
Bay Colony                              09/01/2001   03/01/2002     Yes       -
Chandler Creek                          12/01/2001   04/01/2002     Yes       -
Chandler Creek                               *           *           *        *
Chapel Ridge at Claremore               10/31/2001   02/01/2002     Yes       -
Chapel Ridge at Little Rock             03/20/2001   09/01/2001     Yes     72.7%
Chapel Ridge at Texarkana               12/12/2000   05/01/2001   Expired   89.8%
Columbia at Bells Ferry                 08/01/2001   12/01/2001     Yes     94.8%
Douglas Pointe                          03/12/2001   05/01/2001     Yes     97.0%
Falcon Creek                            06/01/2000   06/01/2001   Expired   91.9%
Forest Hills                            11/30/2000   12/01/2001   Expired  100.0%
Grace Townhomes                         09/01/2001   04/01/2001     Yes       -
Grandview Forest                        12/01/2001   09/01/2002     Yes       -
Greenbridge at Buckingham               05/01/2002   09/01/2002     Yes       -
Greenbridge at Buckingham                    *           *           *        *
Hidden Grove                            12/01/2001   04/01/2002     Yes       -
Lake Jackson                            02/01/2000   08/01/2001   Expired   85.9%
Lakemoor                                01/01/2002   04/01/2002     Yes       -
Lenox  Park                             11/01/2000   09/01/2002   Expired   47.2%


CHARTER/MAC
MUNICIPAL MORTGAGE


                                                                                           Fourth Quarter 2000
                                                                                  Supplemental Analyst Package

                                  Construction and Rehabilitation Bond Status
                                                  (unaudited)
                                                                                                   Minimum
                                                                             Month/       Face      Stated
                                                                              Year      Amount of  Interest
                                     Units       Location        Bond Type  Acquired      Bond       Rate
--------------------------------------------------------------------------------------------------------------

Construction (includes tax-exempt and taxable construction bonds):
Lewis Place                             112 Gainesville, FL       LIHTC     Jun-99     4,000,000   6.750%
Madalyn Landing                         304 Palm Bay, FL          LIHTC     Nov-98    14,000,000   7.000%
Mountain Ranch                          196 Austin, TX            LIHTC     Dec-98     9,128,000   7.125%
Newark Commons                          220 New Castle, DE        LIHTC     May-00    14,300,000   7.300%
Oaks at Hampton                         250 Dallas, TX            LIHTC     Apr-00     9,535,000   7.200%
Oaks at Hampton                           * Dallas, TX            LIHTC     Apr-00       525,000   9.000%
Parks at Westmoreland                   250 DeSoto, TX            LIHTC     Jul-00     9,535,000   8.500%
Parks at Westmoreland                     * DeSoto, TX            LIHTC     Jul-00       455,000   9.000%
Princess Anne House                     186 Virginia Beach, VA    LIHTC     Apr-00     7,500,000   7.500%
Princess Anne House                       * Virginia Beach, VA    LIHTC     Apr-00       125,000   9.500%
Red Hill Villas                         168 Round Rock, TX        LIHTC     Dec-00     9,900,000   8.400%
Red Hill Villas                           * Round Rock, TX        LIHTC     Dec-00       400,000   9.500%
Running Brook                           186 Miami, FL             LIHTC     Sep-00     8,495,000   7.400%
San Marcos                              156 San Marcos, TX        LIHTC     May-00     7,231,000   7.375%
Southwest Trails                        160 Austin, TX            LIHTC     Aug-00     6,500,000   7.350%
Summer Lake                             108 Davie, FL             LIHTC     Mar-00     5,600,000   7.400%
Woods Edge                               97 Charlottesville, VA   LIHTC     Nov-00     4,850,000   7.800%
                                    -------                                          ---------------------
    Total Construction Bonds          5,396                                            266,628,107 7.470%
                                    -------                                          ---------------------




                                        Estimated     Estimated   Letter
                                        Completion   Stabilized  of Credit  % Occ.
                                           Date       Operations    Put
                                        -------------------------------------------

Construction (includes tax-exempt and taxable construction bonds):
Lewis Place                           05/01/2000   09/01/2001   Expired   89.2%
Madalyn Landing                       03/01/2000   08/01/2001     No      67.6%
Mountain Ranch                        02/01/2001   06/01/2001     Yes     99.5%
Newark Commons                        08/01/2001   12/01/2001     Yes       -
Oaks at Hampton                       09/01/2001   01/01/2002     No        -
Oaks at Hampton                            *           *           *        *
Parks at Westmoreland                 01/30/2002   08/01/2002     Yes       -
Parks at Westmoreland                      *           *           *        *
Princess Anne House                   07/01/2001   11/01/2001     Yes       -
Princess Anne House                        *           *           *        *
Red Hill Villas                       12/31/2001   06/01/2002     No        -
Red Hill Villas                            *           *           *        *
Running Brook                         11/30/2001   07/01/2002     Yes       -
San Marcos                            03/01/2001   12/01/2001     Yes       -
Southwest Trails                      02/01/2002   08/01/2002     Yes       -
Summer Lake                           04/30/2001   10/01/2001     Yes       -
Woods Edge                            09/15/2001   03/01/2002     Yes       -





                                                                                           Fourth Quarter 2000
                                                                                  Supplemental Analyst Package

                                  Construction and Rehabilitation Bond Status
                                                  (unaudited)
                                                                                                   Minimum
                                                                             Month/       Face      Stated
                                                                              Year      Amount of  Interest
                                     Units       Location        Bond Type  Acquired      Bond       Rate
--------------------------------------------------------------------------------------------------------------

Rehabilitation (includes tax-exempt and taxable rehab bonds):
Autumn Ridge                            192 San Marcos, CA        LIHTC     Aug-00     9,304,230   8.000%
Barnaby Manor                           124 Washington, DC        LIHTC     Nov-99     4,500,000   7.375%
Del Monte Pines                         366 Fresno, CA            LIHTC     May-99    11,000,000   6.800%
Fort Chaplin                            549 Washington, DC        LIHTC     Dec-99    25,800,000   6.900%
Franciscan Riviera                      129 Antioch, CA           LIHTC     Aug-99     6,587,500   7.125%
Garfield Park                            94 Washington, DC        LIHTC     Aug-99     3,260,000   7.250%
Greenbriar                              199 Concord, CA           LIHTC     May-99     9,585,000   6.875%
Greenbriar                                * Concord, CA           LIHTC     May-99     2,015,000   9.000%
Gulfstream                               96 Dania, FL             LIHTC     Jul-98     3,500,000   7.250%
Hamilton Gardens                        174 Hamilton, NJ          LIHTC     Mar-99     6,400,000   7.125%
King's Village                          313 Pasadena, CA          LIHTC     Jul-00    17,650,000   8.500%
Marsh Landing                           250 Portsmouth, VA        LIHTC     May-98     6,050,000   7.250%
Millpond Village                        360 East Windsor, CT      LIHTC     Dec-00    14,300,000   8.550%
Northpointe Village                     406 Fresno, CA            LIHTC     Aug-98    13,250,000   7.500%
Ocean Air                               434 Norfolk, VA           LIHTC     Apr-98    10,000,000   7.250%
Park Sequoia                             81 San Jose, CA          LIHTC     Oct-00     6,740,000   8.500%
South Congress                          172 Austin, TX            LIHTC     May-00     6,300,000   7.500%
Standiford                              250 Modesto, CA           LIHTC     Sep-99     9,520,000   7.125%
Village Green                             * Merced, CA            LIHTC     Aug-00       503,528   8.500%
Village Green                           128 Merced, CA            LIHTC     Aug-00     3,078,000   8.500%
Walnut Creek                              * Austin, TX            LIHTC     May-00       360,000   7.500%
Walnut Creek                             98 Austin, TX            LIHTC     May-00     3,240,000   7.500%
Walnut Park Plaza                       224 Philadelphia, PA      LIHTC     Apr-00     5,500,000   7.500%
                                    -------                                          ---------------------
    Total Rehabilitation Bonds        4,639                                            178,443,258 7.538%
                                    -------                                          ---------------------
                                    -------                                          ---------------------
Total Construction and Rehab Bonds   10,035                                          445,071,365   7.497%
                                    =======                                          =====================



                                       Estimated     Estimated   Letter
                                       Completion   Stabilized  of Credit  % Occ.
                                          Date       Operations    Put
                                       -------------------------------------------

Rehabilitation (includes tax-exempt and taxable rehab bonds):

Autumn Ridge                           09/01/2001   10/01/2001     No      95.6%
Barnaby Manor                          05/01/2001   04/01/2001     Yes     82.5%
Del Monte Pines                        09/07/2000   06/30/2001   Expired   59.1%
Fort Chaplin                           01/30/2001   04/01/2001     No      98.4%
Franciscan Riviera                     01/31/2001   04/01/2001     No     100.0%
Garfield Park                          12/01/2000   03/01/2001     No        -
Greenbriar                             01/31/2001   02/01/2001     No      98.0%
Greenbriar                                  *           *           *        *
Gulfstream                             01/01/2001   06/01/2001   Expired   89.5%
Hamilton Gardens                       03/01/2001   05/30/2001     No      98.3%
King's Village                         10/01/2001   10/01/2001     No      80.2%
Marsh Landing                          02/28/2001   10/01/2001     No      72.7%
Millpond Village                       12/01/2001   12/01/2001     No      62.5%
Northpointe Village                    03/01/2000   06/01/2001     No      93.5%
Ocean Air                              05/01/2001   11/01/2001     Yes     78.3%
Park Sequoia                           07/01/2001   10/01/2001     No      78.2%
South Congress                         07/01/2001   08/01/2001     No      65.1%
Standiford                             01/31/2001   01/01/2001     No      97.1%
Village Green                          07/31/2001   09/01/2001     No      47.7%
Village Green                               *           *           *        *
Walnut Creek                           06/01/2000   10/01/2001     No      76.5%
Walnut Creek                                *           *           *        *
Walnut Park Plaza                      05/01/2000   06/01/2001     No      86.9%


CHARTER/MAC
MUNICIPAL MORTGAGE
                                                             Fourth Quarter 2000
                                                    Supplemental Analyst Package

--------------------------------------------------------------------------------
                             Reporting Definitions
--------------------------------------------------------------------------------

       Charter Mac - means Charter Municipal Mortgage Acceptance Company and its consolidated subsidiaries

501(c)3 Bonds - Revenue Bonds issued to finance low income multi- family projects and facilities owned by charities.

80/20 Properties - generally pre-1987 affordable housing bond properties for which there is a minimum set-aside of 20% of the property's units for renters at 80% or less of area median income.

Affordable Housing - CharterMac's revenue bond investments are generally collateralized by mortgages on affordable housing properties which are highly competitive and comparable to class B to class A multifamily properties.

Cash Available for Distribution ("CAD") - a primary measure of dividend paying ability. Differences between CAD and net income result from variations between GAAP (generally accepted accounting principles) and cash received.

CAD Payout Ratio - the ratio of dividends paid per share to CAD per share.

Completion Date - for construction or rehabilitation Revenue Bonds, the estimated date that such activity will be fully complete on the underlying mortgaged property.

Construction Bonds - Revenue Bonds acquired by CharterMac may have as mortgage collateral underlying properties under construction. Generally, such bonds are additionally secured by a construction letter of credit for the full amount of the bond so that CharterMac assumes no construction risk.

CRA Convertible Preferred Shares ("CRA Shares") - means the Convertible Community Reinvestment Act Preferred Shares issued by CharterMac. These CRA shares have a preference with regard to an allocation of CRA credits available on CharterMac's revenue bonds. CRA shares are economically the same as common shares and dividends for both are the same with no preference in liquidation or dividend payment. For presentation purposes, both basic and diluted per share data include both common and CRA shares.

Dividend Yield - Current annualized dividend per share divided by the current market price. Currently, CharterMac's income is approximately 97% tax-exempt. The Tax Adjusted Dividend Yield, takes into account CharterMac's tax-exempt income and a 39.6% effective tax rate to compute a taxable equivalent yield.

Equity Market Capitalization - The total of common equity market capitalization (common and CRA shares at market price) plus the sum of all preferred shares at their liquidation preference totals.

Fair Value - the estimated fair market value of a Revenue Bond.

Fixed Charge Coverage - Net income plus GAAP interest expense plus minority interest in income of subsidiary plus preferred dividend distributions divided by GAAP interest expense plus minority interest in income of subsidiary plus preferred dividend distributions.

Interest Coverage - Net income plus total GAAP interest expense divided by total GAAP interest expense.

LIHTC - means the Low Income Housing Tax Credit pursuant to Section 42 of the Internal Revenue Code. LIHTC Revenue Bonds have the additional enhancement of such credits which should further mitigate credit risk and the potential for default. Minimum set-asides required by federal guidelines are 40% of the property's units for renters at 60% or less of area median income or 20% for renters at 50% or less of median income. In many localities, minimum set-asides exceed these limits. Most of CharterMac's recent originations are LIHTC revenue bonds.

Minority Interest - CharterMac securitizes a portion of its Revenue Bond portfolio through a subsidiary Trust. This collateralized securitization program, called TOPs, is recorded as minority interest in subsidiary.

Occupancy Date - for construction and rehabilitation Revenue Bonds, the estimated date of initial occupancy for the underlying mortgaged property.

Par Value - the face amount of a Revenue Bond.

per Share - both basic and diluted per share calculations include both common and CRA shares. The difference, if any, between basic and diluted shares is the dilutive effect of any stock options.

PFloats - a securitized debt program used by CharterMac to finance a portion of its bond acquisition activities.

Rehabilitation - Revenue Bonds acquired by CharterMac may have as mortgage collateral underlying properties undergoing extensive internal and/ or external rehabilitation. In some cases, such bonds are additionally secured by a construction letter of credit for the full amount of the bond.

Revenue Bonds - primarily means a multifamily housing revenue bond secured by a first or second mortgage on a multifamily property.

Securitized Debt - CharterMac's debt is securitized by certain Revenue Bonds which are used as collateral. CharterMac's two debt programs are PFloats and TOPs.

Stabilized Operations - the date at which a mortgaged property under construction or rehabilitation reaches stabilized occupancy, generally similar to market occupancy.

Start Date - the starting period for which construction or rehabilitation begins.

TOPs - a securitized debt program used by CharterMac to finance a portion of its bond acquisition activities.

Total Market Cap - Total Market Capitalization is the sum of CharterMac's equity market cap, preferred shares, minority interest in subsidiary and outstanding debt.

Underlying Properties - means the multifamily housing properties securing the Revenue Bonds and other investments owned by CharterMac.



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